UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
_________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2007

SIERRA HEALTH SERVICES, INC.
____________________________________________
(Exact name of registrant as specified in its charter)

Nevada	1-8865	88-0200415
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2724 North Tenaya Way
Las Vegas, Nevada 89128
(Address of principal executive offices including zip code)

(702) 242-7000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
____________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On February 27, 2007, Sierra Health Services, Inc. (Sierra) issued a press release announcing that it expects to incur a loss in its 2007 fiscal year from the enhanced version of its Medicare Part D Prescription Drug Program product offering. Based on its claims experience for the month of January, Sierra expects pharmacy costs on this product to be higher than previously projected; however, given the limited data Sierra has; it is unable to reasonably estimate the amount of premium deficiency at this time.  In accordance with Statement of Financial Accounting Standards No. 5, “Accounting for Contingencies”, no liability has been recorded at December 31, 2006 as the liability is probable but not estimable at this time. After completing discussions with the Centers for Medicare and Medicaid Services and analyzing data, including additional claims history, Sierra expects to develop a best estimate of the losses associated with the enhanced product and record a premium deficiency reserve for the entire 2007 period. Sierra expects to develop this estimate within the next 45 to 60 days.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report.  This exhibit shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Statements in the press release referred to above that are not historical facts are forward-looking and based on management’s projections, assumptions and estimates; actual results may vary materially.  Forward-looking statements are subject to certain risks and uncertainties, which include but are not limited to: 1) potential adverse changes in government regulations, contracts and programs, including the Medicare Advantage program, the Medicare Prescription Drug Plan and any potential reconciliation issues, Medicaid and legislative proposals to eliminate or reduce ERISA pre-emption of state laws that would increase potential managed care litigation exposure; 2) competitive forces that may affect pricing, enrollment, renewals and benefit levels; 3) unpredictable medical costs, malpractice exposure, reinsurance costs, changes in provider contracts and inflation; 4) impact of economic conditions; 5) changes in healthcare reserves; 6) the effects of the termination of the HCA contract; 7) variations from actuarial assumptions that can lead to higher than expected medical costs; 8) costs and losses from our enhanced Medicare Part D Prescription Drug Program product offering that we cannot yet project; and 9) the amount of actual proceeds to be realized from the note receivable related to the sale of the workers’ compensation insurance operation. Further factors concerning financial risks and results are contained in our Annual Report on Form 10-K for the year ended December 31, 2006.  Such statements are made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and identify important risk factors that could cause our actual results to differ materially from those expressed in any projected, estimated or forward-looking statements relating to Sierra.

Consequently, all of the forward-looking statements made in the press release referred to above are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Sierra will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Sierra or its business or operations.  Sierra assumes no obligation to update publicly any such forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits

Exhibits	Description
99.1	Press Release, dated as of February 27, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIERRA HEALTH SERVICES, INC.
(Registrant)

Date: February 27, 2007	/S/ MARC R. BRIGGS
Marc R. Briggs
Vice President Finance
Chief Accounting Officer